Sidoti & Company Fall Conference September 28, 2017

Forward-Looking Statements This Presentation includes and incorporates by reference "forward-looking statements" within the meaning of the federal securities laws. All statements that are not historical facts are "forward-looking statements." The words "estimate," "project," "intend," "expect," "believe," "should," "anticipate," "hope," "optimistic," "plan," "outlook," "should," "could," "may" and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in oil and nickel prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence and other risks detailed from time-to-time in the Company's Securities and Exchange Commission filings. The Company assumes no obligation to update the information included in this release.

Non-GAAP Financial Information Statements included in this Presentation include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with the accompanying tables which provide a reconciliation of non-GAAP measures to GAAP measures. Adjusted Net Income (Loss) and Adjusted Earnings per Share are non-GAAP measures and exclude discontinued operations, goodwill impairments, Inventory Pricing Change, inventory cost adjustments, aged inventory adjustment, stock option / grant costs, acquisition costs, shelf registration costs, earn- out adjustments, Manufacturing Variances (See definition in Note 1, item c in the Synalloy Comparative Analysis statement), gain on excess death benefit, all (gains) losses associated with the Sale-Leaseback, casualty insurance gain and retention costs from net income. They also utilize a constant effective tax rate to reflect tax neutral results. Adjusted EBITDA is a non-GAAP measure and excludes discontinued operations, goodwill impairments, interest expense, change in fair value of interest rate swap, income taxes, depreciation, amortization, Inventory Pricing Change, inventory cost adjustments, aged inventory adjustment, stock option / grant costs, acquisition costs, shelf registration costs, earn-out adjustments, Manufacturing Variances, gain on excess death benefit, all (gains) losses associated with the Sale-Leaseback, casualty insurance gain and retention costs from net income. Management believes that these non-GAAP measures provide additional useful information to allow readers to compare the financial results between periods. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

Throughout this presentation, “EBITDA” means Adjusted EBITDA as defined and reported by Synalloy IMPORTANT NOTE

PRESENTERS Craig C. Bram – CEO & President Synalloy Board Member Since 2004 CEO & President Since Jan 2011 Dennis Loughran – SVP & CFO Joined Synalloy in 2015 Previous: Citadel Plastics (CFO), Rogers Corporation (CFO), Alcoa, Reynolds Metals

Company Overview Financial Performance TODAY’S DISCUSSION Investment Opportunity Appendix 1: Bristol Metals Cover Story Appendix 2: Synalloy Chemicals – Overview

Company Overview

Mineral Ridge, OH HOLDING CO. FOCUSED ON MANUFACTURING & DISTRIBUTION 8 A family of metals and chemicals businesses with long operating histories and proven management teams Liquid Storage Tanks & Pressure Vessels Specialty Seamless Carbon Steel Pipe & Tube Welded Stainless Steel & Alloy Pipe Andrews, TX Houston, TX Bristol, TN Cleveland, TN Specialty Chemical Products Fountain Inn, SC Munhall, PA

9 Markets: Chemical & Petrochemical, Oil & Gas, LNG, Nuclear, Energy, Water, Mining, Pulp & Paper, etc. Sells To: Distributors and Selected End-Users Representative Customers: Differentiated By: Extensive range of (1) sizes, (2) materials, and (3) in-house capabilities Invested $5 million in Heavy Wall Capability in Dec 2016 Only NA producer with Laser Mill capability up to 6” diameter Manufacturer “BRISMET” Founded in 1946; Acquired in 1964 Synalloy’s Legacy Metals Business Expanded in 2017 with acquisition of Marcegaglia – Munhall Operations Now largest producer of stainless pipe in North America WELDED STAINLESS STEEL & ALLOY PIPE Bristol, TN Munhall, PA

10 Manufacturer “Palmer of Texas” Founded in 1987; Acquired in 2012 Markets: Oil & Gas, Chemical, Municipal Water, Aquarium & Zoological Sells To: End-Users Representative Customers: Differentiated By: One-stop for steel tanks, fiberglass tanks, and ASME code vessels; semi-automated line for 21’6” diameter steel tanks API quality certified; Permian Basin location LIQUID STORAGE TANKS & PRESSURE VESSELS

11 Master Distributor “Specialty Pipe & Tube” Founded in 1964; Acquired in 2014 Markets: Heavy Equipment, Capital Goods, Oil & Gas (any high pressure application) Sells To: Distributors and Selected End-Users Differentiated By: The go-to provider for large diameter, heavy wall hot finish seamless carbon steel pipe & tube; Immediate availability of long lead-time items; Full line of Approved Materials List (AML) inventory Representative Customers: SPECIALTY SEAMLESS CARBON STEEL PIPE & MECHANICAL TUBING

“Manufacturers Chemicals” Founded in 1919; Acquired in 1996 Synalloy’s Legacy Chemicals Business Markets: FIFRA, HI&I, Water Treatment, Oil & Gas, Paper, Textiles, Lubricants, Coatings Sells To: Chemical Companies Differentiated By: Expertise in surfactants, defoamers, lubricants and other widely applicable chemistries; Breadth of equipment and capabilities 12 Representative Customers: SPECIALTY CHEMICALS PRODUCTS “CRI Tolling” Founded in 1993; Acquired in 2013 Manufacturing and Product Development

LARGEST INSTITUTIONAL SHAREHOLDERS (as of 6/30/17) 13 Holder Shares % of Outstanding Privet Fund Management 948,997 10.9% Royce & Associates 640,452 7.4% Century Management 629,159 7.2% DePrince, Race & Zollo 466,574 5.4% Markel Corp 414,804 4.8% Dimensional Fund Advisors 375,954 4.3% Vanguard Group 299,609 3.4% 22NW LP 223,695 2.6% Renaissance Technologies 156,319 1.8% GAM Holding AG 150,000 1.7% BlackRock 137,850 1.6% Source: Official 13F Filings

Financial Performance

METALS SEGMENT REVENUE* 15 * Excluding discontinued Fabrication Division Revenue (in millions)

16 METALS SEGMENT EBITDA* * Excluding discontinued Fabrication Division ** Compared to prior periods, 2017 and forward reduced by $1.1 million as result of Sale Lease Back transaction in 2016 EBITDA

CHEMICALS SEGMENT REVENUE 17 Revenue (in millions)

CHEMICALS SEGMENT EBITDA 18 EBITDA * Compared to prior periods, 2017 and forward reduced by $0.8 million as result of Sale Lease Back transaction in 2016 *

SYNALLOY EBITDA (excluding discontinued Fabrication Division) 19 EBITDA * Compared to prior periods, 2017 and forward reduced by $1.9 million as result of Sale Lease Back transaction in 2016

20 PROJECTED 2017 FINANCIAL METRICS (at year-end) EBITDA $17MM Net Debt $20MM Net Debt to EBITDA 1.18x Book Value $94.2MM BV per share $10.82 Tangible Book Value $77.2MM TBV per share $8.87 Balance Sheet Remains Strong; Sufficient Liquidity for Organic and Acquisitive Growth Plans

EARNINGS POTENTIAL 21 WTI Approached $25 Nickel Near 25-Year Lows Pipe Distributors Destocking Infrastructure Spend Weak Pipe Product Mix Weighted toward commodity WTI Approximately $50 Nickel Stable (or up) for 5+ Months Infrastructure Spend at Normalized Levels Pipe Product Mix includes higher component of special alloys NA SS Pipe Consolidation Pro Forma Annual EBITDA (in millions)

EARNINGS POTENTIAL 22 EARNINGS POTENTIAL COMPONENTS 2017 to 2020 (In Millions)

Investment Opportunity

Organic Growth • Consolidation in the NA SS Pipe Market • Product Mix at BRISMET • Product Line Extension at BRISMET – Heavy Wall • Section 232 Impact • Product Mix at SPT • Product Line Extensions at Synalloy Chemicals Acquisitive Growth • Benefits of BRISMET-Munhall and Small OD • Targeting Acquisitions in the Chemical Segment VALUE CREATION GOING FORWARD 24

New World Order – North American Stainless Pipe 25  Outokumpu Divests Its Pipe Plant in Wildwood, FL to Ta Chen International for $30M  Ta Chen International is a master distributer of stainless, aluminum, duplex and nickel alloy products in the US including coils, sheets, plates, welded pipe and seamless pipe. Ta Chen International is part of a Taiwan based listed company Ta Chen Stainless Pipe  Ta Chen renamed the Wildwood facility to Primus Pipe and Tube  Ta Chen plans to use excess capacity at Primus to produce ornamental tubing, squares, rectangles and other shapes  Resulting New Stainless Steel Pipe World Order  Ta Chen/Primus – 24% of 2017 North American Consumption  BRISMET (Bristol & Munhall) – 22% of 2017 North American Consumption  Felker (including 5M pounds of internal FAB consumption) – 8% of 2017 North American Consumption

New World Order – US Manufacturing 26 (Primus Pipe & Tube)

Understanding Metals Product Mix Impact on Profitability PRODUCT MIX AT BRISMET 27

EXPANSION INTO HEAVY WALL PIPE 28 Product: Wall Thickness > 2’’ Stainless, Carbon, Chrome US Market Size: $175 million Synalloy Investment: $5.0 million Payback: < 24 months Completed: Q4 2016 Note: All dollar amounts are approximate figures Key Equipment: Beyeler 4,000 Tonne Press Brake; Among the world’s largest Other Benefits: Quick turn delivery option on current product line

SPECIALTY PIPE & TUBE – IMPROVING PRODUCT MIX PICTURE 29 Buyout 0.3% Alloy 36.0%Carbon 59.3% Non Traditional 4.4% Buyout 0.6% Alloy 46.1% Carbon 45.4% Non Traditional 7.8% YTD 20172016 Higher % of more profitable Alloys Expanded share with Non Traditional

NEW PRODUCTS & EXPANDED CAPACITY Signed new 3-Year tolling agreement with a global chemical manufacturer • Fire Retardant for computer and telephone cable • Production ramp up in late Q317 • Annual revenue estimated at $7 million • Additional products in testing with annual potential of $2 million 30

Four Acquisitions Since Aug 2012 Each EBITDA-Accretive in Year One ACQUISITIVE GROWTH 31 Purchase Price $83MM (including earn-out potential) 1.18x Net Debt to EBITDA (projected year-end 2017) Active and disciplined in M&A; Committed to balance sheet strength 2017 EBITDA $11.6MM* (pro forma assuming full year with Marcegaglia Acquisition) * Expected to reach $16.6 million in more normalized market

ACQUISITION OF MARCEGAGLIA USA 32 • Completed Acquisition – March 1, 2017 • Synalloy investment - $20.2 million, primarily for equipment, working capital and earn out • Doubles BRISMET’s pipe and tube capacity • Brings greater pricing discipline to the welded stainless steel pipe industry • Enables Laser Mill manufacturing for 6” & under diameters • 35% lower costs than TIG Mill for similar sizes

33 9.6% EBITDA Margin (up from 8.9% in 2011) 49% of Total EBITDA 13.5% EBITDA Margin 51% of Total EBITDA * 2017Pro forma assuming full year with Munhall Legacy Businesses (Continuing Operations) Acquisitions* (Since 2011) MARGIN CONTRIBUTION – CURRENT PROJECTION 2017 EBITDA Composition & Margin

34 13.5% EBITDA Margin (up from 8.9% in 2011) 59% of Total EBITDA 15.6% EBITDA Margin 41% of Total EBITDA Legacy Businesses (Continuing Operations) Acquisitions (Since 2011) MARGIN CONTRIBUTION – NORMALIZED MARKET 2020 PROJECTED EBITDA Composition & Margin

ENTERPRISE VALUE & EV to EBITDA 35 • 2014 to 2016 Based on Annual High Stock Price • **2017 Based on 9/21/17 Close of $11.85 • ***2020 Based on assumed EV to EBITDA of 7.5x 2014* 2015* 2016* 2017 Projected ** 2020 Projected *** EBITDA (As Reported Ex Disc Ops) 21.68$ 19.42$ 5.52$ 17.00$ 35.00$ Annual High Stock Price 18.84$ 18.49$ 11.70$ 11.85$ 30.16$ 9/21/17 Close Proj at 7.5x EV/EBITDA Year-End Market Cap in Millions 164.2$ 161.1$ 101.2$ 103.1$ 262.5$ Year-End Net Debt 32$ 28$ 9$ 20$ -$ Year-End Enterprise Value in Million 196$ 189$ 110$ 123$ 263$ Year-End EV to EBITDA Multiple 9.0x 9.7x 19.9x 7.2x 7.5x

Appendix 1: Stainless Steel World Cover Story Bristol Metals: Expanding pipe, tube and global portfolio

BRISTOL METALS COVER STORY 37

BRISTOL METALS COVER STORY 38

BRISTOL METALS COVER STORY 39

Appendix 2: Synalloy Chemicals Solving Problems for Customers

“Problem Solving Chemicals Since 1919”

Synalloy Chemicals



Providing solutions to specialty chemical companies through contract manufacturing and product development.

Capabilities

Reactions
Particle Size Reduction
Homogenization
Formulation

Markets

Oil and Gas
FIFRA
HI & I
Water Treatment
Paper
Textile
Lubricants
Coatings

Equipment/Tanks

12 Reactor Vessels
10 High Shear Vessels
75 Mix Tanks
51 Bulk Storage Tanks
18 Media Mills
6 Homogenizers
Hot Oil
Chiller

Products

SynBurst
FlameQuest
SynLube
SynSurf
SynPeg
SynPhos
SynZoline
SynQuat
SynSafe

CRI tolling
South Carolina

Manufacturers Chemicals
Tennessee

ISO 9001:2015 Registered

Customer Base  Large Global Chemical Companies  Small to Medium Size Chemical Companies Product Mix  Contract Manufacturing  Products

Synalloy Products & Services

 125,000 sq. ft. facility on 20 acres of land  55,000 sq. ft. partitioned production space  70,000 sq. ft. warehouse, office and lab space  > 75 Employees  > 22 Stainless Steel Mixing Tanks w/ Load Cells  8 Reactors  5 Homogenizers  Bulk Storage TN Plant Facts SC Plant Facts  150,000 sq. ft. facility on 20 acres of land  100,000 sq. ft. partitioned production space  50,000 sq. ft. warehouse space  > 30 Employees  > 50 Stainless Steel Mixing Tanks w/ Load Cells  40 Fiberglass Interior Bulk Storage Tanks  20 milling units for Particle Size Reduction  4 Reactors  Bulk Storage

Synalloy Products

SynBurst Defoamers, Antifoams, Silicone Raw Materials FlameQuest Fire retardant chemistry and systems SynLube Lubricants & raw materials for metals and textiles

SynSurf Surfactants for HI&I, oil and gas, and textiles SynPeg Peg esters for emulsifiers, lubricants, and dispersants SynPhos Phosphate esters, acid forms and neutralized

SynZoline High closure imidazolines for corrosion formulation SynQuat Quats for cationic emulsifiers and softeners SynSafe Replacements for HCL and Sulfuric